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                                                                 EXHIBIT 99.6


                              AMENDED AND RESTATED
                    NATIONAL CONVENIENCE STORES INCORPORATED
                           DIRECTORS' RETIREMENT PLAN


                                   ARTICLE I

                                  Definitions

         As used herein, the following terms shall have the meanings indicated.

         1.01 Board of Directors shall mean the Board of Directors of National Convenience Stores Incorporated.

         1.02 Change in Control of the Company shall mean the occurrence with respect to the Company of any of the following events:

                 (i) a report on Schedule 13D is filed with the Securities and Exchange Commission (the "SEC") pursuant to Section 13(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), disclosing that any person, entity or group (within the meaning of Section 13(d) or 14(d) of the Exchange Act), other than the Company (or one of its subsidiaries) or any employee benefit plan sponsored by the Company (or one of its subsidiaries), is the beneficial owner (as such term is defined in Rule 13d-3 promulgated under the Exchange
         Act), directly or indirectly, of 20 percent or more of the outstanding shares of common stock of the Company or the combined voting power of the then-outstanding securities of the Company;

                 (ii) a report is filed by the Company disclosing a response to either Item 6(e) of Schedule 14A of Regulation 14A promulgated under the Exchange Act, or to Item 1 of Form 8-K promulgated under the Exchange Act, or to any similar reporting requirement hereafter promulgated by the SEC;

                 (iii) any person, entity or group (within the meaning of Section 13(d) or 14(d) of the Exchange Act), other than the Company (or one of its subsidiaries) or any employee benefit plan sponsored by the Company (or one of its subsidiaries), shall purchase securities pursuant to a tender offer or exchange offer to acquire any common stock of the Company (or securities convertible into common stock) for cash, securities or any other consideration, provided that after consummation of the offer, the person, entity or group in question is the beneficial owner (as such term is defined in Rule 13d-3 promulgated under the Exchange Act), directly or indirectly, of 20 percent or more of the combined voting power of the then-outstanding securities of the Company (as determined under paragraph (d) of Rule 13d-3 promulgated under the Exchange Act, in the case of rights to acquire common stock);

                 (iv)     the stockholders of the Company shall approve:





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                          (A)     any merger, consolidation, or reorganization
                                  of the Company:

                                  (1)      in which the Company is not the
                                           continuing or surviving corporation,

                                  (2)      pursuant to which shares of common
                                           stock of the Company would be
                                           converted into cash, securities or
                                           other property,

                                  (3)      with a corporation which prior to
                                           such merger, consolidation, or
                                           reorganization owned 20 percent or
                                           more of the combined voting power of
                                           the then-outstanding securities of
                                           the Company, or

                                  (4)      in which the Company will not
                                           survive as an independent,
                                           publicly-owned corporation;

                          (B) any sale, lease, exchange or other transfer (in one transaction or a series of related transactions) of all or substantially all the assets of the Company, or

                          (C)     any liquidation or dissolution of the Company;

                 (v) the stockholders of the Company shall approve a merger, consolidation, reorganization, recapitalization, exchange offer, purchase of assets or other transaction after the consummation of which any person, entity or group (as defined in accordance with Section 13(d) or 14(d) of the Exchange Act) would own beneficially in excess of 50% of the outstanding shares of common stock of the Company or in excess of 50% of the combined voting power of the then-outstanding securities of the Company;

                 (vi) the Company's common stock ceases to be listed on the New York Stock Exchange;

                 (vii) the existence of a Distribution Date as defined in the Rights Agreement of the Company dated August 31, 1995; or

                 (viii) during any period of two consecutive years, the individuals who at the beginning of such period constituted the Board of Directors of the Company cease for any reason to constitute a majority of the Board of Directors of the Company, unless the election or nomination for election by the Company's stockholders of each new director during any such two-year period was approved by the vote of two-thirds of the directors then still in office who were directors at the beginning of such two-year period.

         1.03 Committee shall mean the committee appointed to administer the Plan.





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         1.04    Company shall mean National Convenience Stores Incorporated, a
Delaware corporation doing business under the laws of the State of Texas, or any successor company thereto, or any of its affiliates or subsidiaries or their successors.

         1.05 Director shall mean any person serving on the Board of Directors.

         1.06 Director Service as of any date shall mean the number of completed months of service as a non-employee Director and shall include non-continuous periods of service and service prior to the Plan Restatement Date.

         1.07    Effective Date shall mean March 31, 1994.

         1.08 Fee shall mean the then current annual retainer paid to a Director as compensation for service on the Board of Directors immediately prior to Retirement, but shall exclude amounts paid for expense reimbursement.

         1.09    Guaranteed Period shall have the same meaning as Director
Service.

         1.10    Participant shall mean any person eligible, pursuant to
Article II, to participate in the Plan.

         1.11 Plan shall mean the National Convenience Stores Incorporated Directors' Retirement Plan.

         1.12    Plan Restatement Date shall mean August 31, 1995.

         1.13    Plan Year shall mean the fiscal year of the Company.

         1.14 Retirement shall mean the cessation by a Director of service on the Board of Directors for any reason except death or as provided in Section
3.02 of the Plan.

         1.15    Retirement Benefit shall mean 100% of the Fee divided by 12.

         1.16    Trust shall mean the trust established pursuant to Section
6.03 of the Plan.

         1.17 Any words herein used in the masculine shall be read and construed in the feminine in all cases where they would so apply. Words in the singular shall be read and construed as though used in the plural in all cases where they would so apply.

                                   ARTICLE II

                           Participation in the Plan

         2.01 Participation in the Plan shall be limited to: (i) any person who, on the Effective Date, is a Director and who is not an employee of the Company; and, (ii) any person elected to the Board of Directors subsequent to the Effective Date and who is not an employee of the Company.





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         2.02    Participation in the Plan shall commence as of the first day of the month coincident with or immediately following the date a person is elected a Director.

                                  ARTICLE III

                               Retirement Benefit

         3.01 A Director shall be entitled to receive, and the Company shall pay to such Director, the Retirement Benefit commencing on the first day of the month following Retirement and on the first day of each month thereafter, until the expiration of the Guaranteed Period or until and including the date of the death of the Director, whichever occurs first; provided, however, that if a Director is married at the time of death and dies prior to the expiration of the Guaranteed Period, 50% of the Retirement Benefit shall be paid to his spouse on the first day of each month following the date of the Director's death until the expiration of the Guaranteed Period or the death of the spouse, whichever occurs first.

         3.02 The benefits provided in the Plan shall be forfeited by a Director if his service on the Board of Directors is terminated as a result of any act of dishonesty, fraud, theft or embezzlement in connection with such service as a Director and if the Director is convicted of such crime in a court of competent jurisdiction.

                                   ARTICLE IV

                         Payment Upon Director's Death

         Upon the death of a Director, the surviving spouse, if any, shall be entitled to receive a death benefit (i) equal to 50% of the Retirement Benefit which the Director would have received had Retirement occurred on the date of death and (ii) paid on the first day of the month next following the date of death and on the first day of each month thereafter until the expiration of the Guaranteed Period or the death of the spouse, whichever occurs first.

                                   ARTICLE V

                                 The Committee

         5.01 The Board of Directors shall administer the Plan but may delegate its responsibilities, other than its right to continue or amend the Plan, to a Committee appointed by it. The Board of Directors may overrule any decision of the Committee. The Committee, or in the absence of a Committee the Board of Directors, shall be the Plan Administrator. The Company agrees to indemnify and to hold harmless each person serving as Plan Administrator from all liabilities and claims arising from the performance of his duties in accordance with the terms of the Plan, unless such liability or expense results from gross negligence or willful act or omission, or an act or omission performed in bad faith. The Committee shall keep a permanent record of its meetings and actions.





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         5.02    All members of the Committee shall be appointed by and serve at the pleasure of the Board of Directors. No compensation shall be paid to members of the Committee.

         5.03 Subject to the limitations of the Plan, the Committee may promulgate and adopt such rules, regulations and procedures for the transaction of its business which it deems necessary for the proper administration of the Plan. The Committee shall rely upon the records of the Company, as certified to it, with respect to factual matters relating to a Participant. In the event of a factual dispute, the Committee shall resolve such dispute by giving due weight to the evidence available to it. The Committee shall interpret the Plan in the administration and application thereof. All such determinations shall be final, conclusive and binding, except to the extent that they are appealed under the following procedure. In the event that the claim of any person shall be denied as to all or any part of any payment or benefit under this Plan, the Committee shall provide to the claimant (i) the reason or reasons for the denial; (ii) reference to the Plan provisions on which the denial is based;
(iii) a description of additional material or information necessary for the person to perfect the claim and an explanation of why such material or information is necessary; and, (iv) an explanation of the Plan's claims procedures.

         The claimant shall have 60 days after receipt of the above material to appeal the claim denial by the Committee to the Board of Directors for review. The claimant may (i) request a review upon written notice to the Board of Directors; (ii) review pertinent documents; and (iii) submit issues and comments in writing.

         The Board of Directors shall render its decision not later than 60 days after receipt of a request for review by the claimant, unless special circumstances require an extension of time, in which event a decision shall be rendered as soon as possible, but in not event later than 120 days after such receipt. The Board of Directors' decision shall be written and shall include the reasons for its decision with reference to the Plan provisions on which the decision is based.

         5.04 A Participant shall disqualify himself from voting on any issue which pertains to his eligibility for any benefit under the Plan or the amount of payment or any benefit for which he is eligible. Every decision and action of the Board of Directors shall be binding.

         5.05 The Committee may employ such counsel, accountants, actuaries and agents as it shall deem advisable. The Company shall pay, or cause to be paid, the compensation and other expenses of such counsel, accountants, actuaries and agents incurred by the Committee in the administration of the Plan.





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                                   ARTICLE VI

                                    Funding

         6.01 The Company's obligation under the Plan shall be an unsecured promise to pay.

         6.02 The Plan shall not be construed so as to provide a Participant or surviving spouse any greater rights than those of an unsecured creditor of the Company. At no time shall a Participant or surviving spouse be deemed to have any right, title, or interest in or to any specified asset or assets of the Company.

         6.03 To fund the benefits payable pursuant to the Plan, the Company shall establish an irrevocable trust for the benefit of the Participants but which shall be subject to the general claims of the Company's creditors. The Company shall make contributions to the Trust during each Plan Year to fund the Retirement Benefit on an actuarially sound basis. Immediately prior to a Change in Control of the Company, the Company shall contribute to the Trust an amount which, with the existing amounts in the Trust, shall be sufficient to pay each Participant or surviving spouse all benefits, calculated as of the day prior to the Change in Control of the Company, which are due to each such person under the terms and provisions of the Plan. If the assets of the Trust are insufficient to make any payments required under the Plan, the Company shall make up such deficit from its assets. Upon termination of the Trust, if all benefits required to be paid pursuant to the Plan have been paid, any assets which remain shall be paid to the Company.

                                  ARTICLE VII

                      Reservation of Rights by the Company
                   and Limitations on Rights of Participants

         7.01 Nothing contained in the Plan shall be deemed to provide a Participant the right to be retained as a Director or to interfere with the right of the stockholders of the Company, pursuant to the By-laws, to remove a Director.

         7.02 The benefits provided by the Plan are granted by the Company as a fringe benefit to the Participants. No Participants in the Plan has any option to take any current payment in lieu of the benefits provided by the Plan.

         7.03 None of the benefits under the Plan shall be subject to the claims of creditors of Participants or surviving spouses, and shall not be subject to attachment, garnishment, or any other legal process. Neither a Participant nor surviving spouse may assign, sell, or otherwise encumber any beneficial interest in the Plan, nor shall any such benefits be in any manner liable for or subject to the deeds, contracts, liabilities, engagements or torts of any Participant or surviving spouse.





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         7.04    The Company shall withhold from any benefit payments due under the Plan all federal, state or local taxes required to be withheld therefrom as determined by the Company in its sole, good faith judgment.

                                  ARTICLE VIII

                                   Amendments

         The Board of Directors reserves the right to modify or amend, in whole or in part, any or all of the provisions of the Plan, including the right to make any such modifications or amendments effective retroactively, at any time and from time-to-time, without the consent of Participants or surviving spouses or any person or persons claiming through them; provided, however, that no modification or amendment shall be made which would have the effect, in any way, of diminishing, limiting, modifying or restricting any right or benefit, which had accrued through the effective date of such modification or amendment, to a Participant or surviving spouse.

                                   ARTICLE IX

                                Discontinuation

         The Board of Directors reserves the right to discontinue the Plan at any time, without the consent of Participants or surviving spouses or any person or persons claiming through them; provided, however, that discontinuation of the Plan shall not have the effect, in any way, of diminishing, limiting, modifying or restricting any right or benefit, which had accrued through the effective date of such discontinuation, to a Participant or a surviving spouse.

                                   ARTICLE X

                                 Miscellaneous

         10.01 The provisions of the Plan shall bind and inure to the benefit of the Company and its successors and assigns. The term successors as used herein shall include any corporate or business entity which shall, whether by merger, consolidation, purchase or otherwise acquire all or substantially all of the business or assets of the Company and successors of any such corporation or other business entity.

         10.02 Any headings or subheadings in the Plan are inserted for convenience of reference only and are to be ignored in the construction of any provision hereof.

         10.03 This Plan shall be construed in accordance with the laws of the State of Texas.

         10.04 In case any provision of the Plan shall be held illegal or invalid for any reason, such illegality or invalidity shall not affect the remaining provisions of the Plan, and the Plan shall be construed and enforced as if such illegal and invalid provisions had never been inserted herein.





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         10.05   Any notice or filing required or permitted to be given to the
Company under the Plan shall be sufficient if in writing and hand delivered, or sent by registered or certified mail, to the Secretary of the Company at 100 Waugh Drive, Houston, Texas 77007. Such notice shall be deemed given as of the date of delivery or, if delivery is made by mail, as of the date shown on the receipt for registration or certification.

         IN WITNESS WHEREOF, National Convenience Stores Incorporated has caused this Amended and Restated National Convenience Stores Incorporated Directors' Retirement Plan to be executed in its name and on its behalf by its proper officers thereto authorized on this 14th day of September, 1995, effective as of the 31st day of August, 1995.


                                        NATIONAL CONVENIENCE STORES
                                        INCORPORATED


                                                 /s/ A. J. GALLERANO
                                        By:_____________________________________
                                           A. J. Gallerano
                                           Senior Vice President,
                                           General Counsel and Secretary





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